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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-75527) of Varian, Inc. and its subsidiaries of our report dated October 28, 1999, relating to the Financial Statements and Financial Statement Schedule, which appears in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
San Jose, California
December 21, 1999